22nd Annual Meeting of Shareholders

May 19, 2020

Member FDIC



Larry F. Mazza
President and CEO

Source: Company documents.

CEO Presentation


MVB
MVB
MVB

Forward Looking Statements

MVB Financial Corp. (the "Company") has made forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, in this Presentation. These forward-looking statements are based on current expectations about the future and subject to risks and uncertainties. Forward-looking statements include, without limitation, information concerning possible or assumed future results of operations of the Company and its subsidiaries. When words such as "may," "plans," "believes," "expects," "anticipates," "continues," "may" or similar expressions occur in this Presentation, the Company is making forward-looking statements. Note that many factors could affect the future financial results of the Company and its subsidiaries, both individually and collectively, and could cause those results to differ materially from those expressed in the forward-looking statements contained in this Presentation. Those factors include but are not limited to: credit risk; changes in market interest rates; inability to achieve anticipated synergies; ability to successfully integrate recent mergers and acquisitions, including First State and Summit; competition; length and severity of the recent COVID-19 (coronavirus) outbreak and its impact on the Company's business and financial condition; economic downturn or recession; and government regulation and supervision. Additional factors that may cause actual results to differ materially from those described in the forward-looking statements can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2019, as well as its other filings with the SEC, which are available on the SEC website at www.sec.gov. Except as required by law, the Company undertakes no obligation to update or revise any forward-looking statements.

Accounting standards require the consideration of subsequent events occurring after the balance sheet date for matters that require adjustment to, or disclosure in, the consolidated financial statements. The review period for subsequent events extends up to and including the filing date of a public company's financial statements when filed with the Securities and Exchange Commission. Accordingly, the consolidated financial information in this announcement is subject to change.

The Company uses certain non-GAAP financial measures, such as tangible common equity to tangible assets, to provide information useful to investors in understanding the Company's operating performance and trends and to facilitate comparisons with the performance of the Company's peers. The non-GAAP financial measures used may differ from the non-GAAP financial measures other financial institutions use to measure their results of operations. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with U.S. GAAP. Reconciliations of these non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures are provided in the Appendix to this Presentation.

Our Purpose & Values

"Trusted Partners on the Financial Frontier – Committed to Your Success!"

TRUST
I am reliable and act with integrity. I can be counted on and count on others.

COMMITMENT
I take ownership of my responsibilities in support of MVB achieving its Purpose.

RESPECT, LOVE, & CARING
I am respectful, considerate and thoughtful towards our Team members, clients and community.

TEAMWORK
I effectively and efficiently work with others to accomplish more.

ADAPTIVE
I easily respond to change in a productive way.

Source: Company documents.

COVID-19 Executive Summary

Proudly supporting our Trusted Partners

- Helping business customers access the SBA's Paycheck Protection Program
- Extended payment deferrals and interest-only payments on loans, as well as suspended foreclosures
- 95% of Team Members working from home while branches remain open for business

Managing disruption from a position of strength and soundness

- Strong capital, liquidity, and funding
- Robust capital levels with a CET ratio of 11.34%
- Current Liquidity Coverage Ratio of 280.77%
- Ample liquidity cushion - $333.2M, or 26.3%, deposit growth from December 31, 2019

Being "Defensively Offensive"

- Four previously announced strategic deals generating pre-tax gains of $16M
- Continued expansion within the Fintech vertical
- Strategic revenue initiatives designed to add new capabilities

Selected COVID-19 impacts

- Assessing potential credit risk and exposure within portfolio
- Volatility in the Mortgage market
- Net interest margin

Source: Company documents.

MVB Portfolio

Complementary Business Lines – Regional Lending with National Fintech Deposits



CoRe

- 10 banking centers in West Virginia and 3 in Northern Virginia
- CoRe Banking Structure launched in Q4 2019 ("CO" for Commercial and "RE" for Retail) to facilitate stronger team collaboration that benefits clients
  - Commercial: Loans, Deposits and Non-interest Income; 78% of loan portfolio
  - Retail: Deposits, Interchange and Fee Income, Small Business Loans, and Consumer Loans



Mortgage

- Headquartered in Fairfax, VA
- 17 Loan production offices in select markets
- Non-interest Income, Loans, Deposits
- Five of the 10 wealthiest counties in the U.S. are located in the Washington D.C. metro area, according to the U.S. Census Bureau [1]
- Top 10 Largest Home Mortgage Lenders in Greater D.C. ranked by 2018 metro-area loan volume [2]


= Client presence

Treasury & Deposit Services

- Sales team based in Salt Lake City
- Providing services to corporate clients
- Attractive deposit gathering "blue ocean" opportunities
- Potential for fee income revenue as partnerships grow
- Overarching focus on operational risk and compliance

Source: Company documents. (1) US News, 12/06/18 (2) Washington Business Journal, 04/05/19.

MVB's Growth Journey

Total Assets


CAGR 7%
$2,300
$1,800
$1,300
$800
$1,384
$1,419
$1,534
$1,751
$1,944
2015
2016
2017
2018
2019

Total Loans


CAGR 6%
$1,400
$1,300
$1,200
$1,100
$1,000
$900
$800
$1,024
$1,044
$1,096
$1,293
$1,363
2015
2016
2017
2018
2019

Net Income


CAGR 32%
$30
$25
$20
$15
$10
$5
$-
$6.8
$12.9 (1)
$7.6
$12.0
$27.0 (2)
2015
2016
2017
2018
2019

Total Deposits


CAGR 5%
$1,400
$1,300
$1,200
$1,100
$1,000
$900
$800
$1,012
$1,107
$1,160
$1,309
$1,265
2015
2016
2017
2018
2019

Source: Company documents.

(1) 2016 net income includes $3.9M relating to the sale of the insurance segment.

(2) 2019 net income includes $10.1M relating to the gain on a fintech investment and $427K relating to contingency income related to the 2016 sale of the insurance segment.

MVB's Dividend Growth

Dividend CAGR of 25% Over Four Years



$0.25
$0.20
$0.15
$0.10
$0.05
$-
$0.08
$0.10
$0.11
$0.195
2016
2017
2018
2019

Source: Company documents.

First Quarter 2020 Highlights

(As compared to Fourth Quarter 2019)

Deposits[1] increased **22.9%, or $333M**, to a balance of $1.8B

Commercial loans[1] increased **2.4%**, or **$26M**, to a balance of $1.1B

Noninterest-bearing deposits[1] increased **37.5%, or $112M**, to a balance of $410M

Net interest margin increased **8 basis points**

Source: Company documents. (1) Including assets or deposits of branches held for sale, as applicable.

Deposit Growth with NIB Focus

NIB CAGR of 27% Over Five Years



Average Deposit Balances
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
Average Balance in thousands
30%
25%
20%
15%
10%
5%
0%
NIB as a % of Total Deposits
$729,707
$879,196
$922,492
$1,013,318
$1,227,269
$1,369,871
8%
NIB/Total Deposits
24%
2015
2016
2017
2018
2019
Q1 2020
Interest-bearing deposits
Noninterest-bearing deposits
NIB deposits as a % of total deposits

PIPER | SANDLER

"...we have long held the company's fintech initiatives in high esteem, we note several factors that position MVB as a relative winner in this tumultuous period."

- Nicholas Cucharale, Piper Sandler & Co., March 24, 2020

Source: Company documents and SEC filings. Excludes deposits of branches held for sale. Piper Sandler Company Note dated March 24, 2020.

NIM Expansion – Outpacing Peers

Active Focus on NIM & Upward Trend



4.20%
4.00%
3.80%
3.60%
3.40%
3.20%
3.00%
4.07%
3.94%
3.85%
3.86%
3.87%
3.80%
3.72%
106 bps
12 bps
3.01%
3.07%
3.22%
3.27%
3.41%
3.47%
3.60%
2014
2015
2016
2017
2018
2019
Q1 2020
MVBF
Regional Peers

Source: SEC filings and SNL Financial. Regional peers defined as public institutions headquartered in West Virginia, Maryland, Virginia, and the Washington D.C. MSA with assets between $1.0 billion and $3.0 billion. Peer data reflects the most recent data publicly available.

Consistent, Top Tier Asset Quality Through Cycles

Non-Performing Loans / Total Loans


3.90%
2.90%
1.90%
0.90%
-0.10%
1.10% 2.47% 3.21% 3.43% 3.26% 2.29% 1.68% 1.65% 1.46% 1.17% 1.06% 0.87% 0.93%
0.54% 0.00% 0.74% 0.88% 0.77% 0.14% 1.16% 0.99% 0.59% 0.88% 0.54% 0.37% 0.42%
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Q1 2020
MVBF
Regional Peers

NCOs / Average Loans


1.45%
0.95%
0.45%
-0.05%
0.33% 0.66% 1.00% 0.81% 0.76% 0.59% 0.32% 0.19% 0.22% 0.21% 0.11% 0.12% 0.06%
0.25% 0.18% 0.33% 0.35% 0.42% 0.25% 0.17% 0.07% 0.24% 0.12% 0.13% 0.07% 0.46%*
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Q1 2020
MVBF
Regional Peers

* This quarter's increase was related to the charge-off of a $1.8M government lease financing loan stemming from the non-renewal of the underlying government contract, unrelated to the COVID-19 pandemic.

PIPER | SANDLER

"Excellent historical asset quality...NPAs are a sterling 34 bps of assets. Non-performers have been below peers for several years with quite impressive performance through the Great Recession."

- Nicholas Cucharale, Piper Sandler & Co., March 24, 2020

Source: SEC filings and S&P Global Market Intelligence. Regional peers defined as public institutions headquartered in West Virginia, Maryland, Virginia, and the Washington D.C. MSA with assets between $1.0 billion and $3.0 billion. Peer data reflects the most recent data publicly available. Piper Sandler Company Note dated March 24, 2020.

MVB

Strategic Transactions

$16M in capital generation without impacting liquidity or future earnings, while being accretive to shareholders

Approximate $10M gain from the sale of 4 Eastern Panhandle WV Branches

Completed April 24, 2020

Approximate **$6M bargain purchase gain** from an FDIC-Assisted Deal for The First State Bank, Barboursville, WV

Completed April 3, 2020

Paladin Group Acquisition
Fraud prevention

Completed April 17, 2020

Rated by Kroll Bond Rating Agency as BBB

Completed April 16, 2020

Source: Company documents.

MVB

Mortgage Combination

- Agreement to combine with Intercoastal Mortgage Company
- MVB will recognize ownership in the new company as a fair value equity investment and will no longer consolidate Mortgage's financial results
- Allows MVB to benefit from mortgage profits, while simplifying financials to core business
- Total combined closed loan volume in 2019 was $3.1B
- As a result of this transaction, we expect to reduce our efficiency ratio by approximately 10% and we expect to reduce our assets due to LHFS
- As a result of this transaction, total Tier 1 capital will increase approximately $16M, which will increase the leverage ratio by approximately 80 basis points, will increase the other risk-based capital ratios by approximately 220 basis points, and will increase tangible book value by $1.40 per share
- Continued revenue cross-sale opportunities
- Transaction expected to close mid-2020

Source: Company documents.

Chartwell Compliance

MVB FINANCIAL + CHARTWELL

REGULATORY COMPLIANCE & RISK MANAGEMENT

- Over 150 fintech companies served, ranging from the unicorns to the Fortune 50
- Industry-leading hyper-specialization to fintech state and federal compliance
- Well-recognized brand across the industry
- Nearly all staff have been industry practitioners or regulators
- Most work executed by employees, not contractors
- Winner of fintech, corporate culture, and employee development awards
- Practitioners of *Kaizen* process efficiency and lean management, including training tours in Japan

HOVDE GROUP

"The deal makes sense to us for a number of reasons. First, and most simply, with regulation and compliance naturally at the forefront of the risk factors associated with the MVBF story, any enhancement to the company's proficiency in these areas — irrespective of whether or not the deal was financially accretive — has to be considered a significant positive development, in the sense that it undoubtedly reduces the overall risk profile of the business model… So in essence, MVBF helps to soothe concerns about its regulatory and compliance risk as it pushes further into the Fintech arena, lowering the overall risk profile of the model, while simultaneously opening up a new potential revenue stream that is uncorrelated to both the traditional banking business and MVBF's own initiatives in Fintech."

- Joseph Fenech, Hovde Group

FUTURE 50 awards WINNER | FinTech EXCELLENCE Awards 2016 WINNER | 2015 APOLLO AWARDS FINALIST | CORPORATE CULTURE AWARDS WINNER | moxieaward 2018 FINALIST | HEALTHIEST COMPANY awards FINALIST

Helping financial technology companies thrive in North America by outsourced state licensing, AML, and consumer protection compliance services

Source: Company documents.

Questions & Answers

Contact Us

MVB Financial Corp.
301 Virginia Avenue
Fairmont, WV 26554
(304) 363-4800

Investor Relations



Marcie Lipscomb
MVB Financial Corp.
(304) 594-3533

